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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 14, 2000

                             UNITED AIR LINES, INC.
             (Exact name of Registrant as specified in its charter)

                          -----------------------------


           DELAWARE                      333-48494               36-2675206
 (State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                     identification no.)


         1200 EAST ALGONQUIN ROAD                                   60007
          ELK GROVE TOWNSHIP, IL                                  (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code: (847) 700-4000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration Statement No. 333-48494) of United Air Lines, Inc. The Registration Statement and the Prospectus Supplement, dated December 7, 2000, to the Prospectus, dated November 16, 2000, relate to the offering of United Air Lines, Inc.'s Pass Through Certificates, Series 2000-2.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED AIR LINES, INC.



Date:  December 18, 2000                By:   /s/ FRANCESCA M. MAHER
                                              ---------------------------------
                                                Francesca M. Maher
                                                Senior Vice President,
                                                  General Counsel
                                                  and Secretary


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                                INDEX TO EXHIBITS


4.1 Revolving Credit Agreement (2000-2 A-1), dated as of December 14, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

4.2 Revolving Credit Agreement (2000-2 A-2), dated as of December 14, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

4.3 Revolving Credit Agreement (2000-2 B), dated as of December 14, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

4.4 Revolving Credit Agreement (2000-2 C), dated as of December 14, 2000, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

4.5 Pass Through Trust Agreement, dated as of December 14, 2000, between United Air Lines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Trustee

4.6 Trust Supplement No. 2000-2 A-1, dated December 14, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of December 14, 2000

4.7 Trust Supplement No. 2000-2 A-2, dated December 14, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of December 14, 2000

4.8 Trust Supplement No. 2000-2 B, dated December 14, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of December 14, 2000

4.9 Trust Supplement No. 2000-2 C, dated December 14, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of December 14, 2000



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4.10  Intercreditor Agreement, dated as of December 14, 2000, between State
      Street Bank and Trust Company of Connecticut, National Association, as Trustee, Westdeutsche Landesbank Girozentrale, as Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent

4.11 Note Purchase Agreement, dated as of December 14, 2000, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and Indenture Trustee

4.12 Participation Agreement (2000-2 747-1), dated as of December 14, 2000, among United Air Lines, Inc., Owner, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee(3)

4.13 Trust Indenture and Mortgage (2000-2 747-1), dated as of December 14, 2000, between United Air Lines, Inc., Owner and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee(3)

4.14 Series 2000-2-A-1 Equipment Note issued in connection with the Boeing 747-422 aircraft bearing U.S. registration number N119UA(1)

4.15 Series 2000-2-A-2 Equipment Note issued in connection with the Boeing 747-422 aircraft bearing U.S. registration number N119UA(2)

4.16  United Air Lines Pass Through Certificate 2000-2 A-1, Certificate No. 1

4.17  United Air Lines Pass Through Certificate 2000-2 A-2, Certificate No. 1

4.18  United Air Lines Pass Through Certificate 2000-2 A-2, Certificate No. 2

4.19  United Air Lines Pass Through Certificate 2000-2 B, Certificate No. 1

4.20  United Air Lines Pass Through Certificate 2000-2 C, Certificate No. 1

8.1 Tax opinion of Vedder, Price, Kaufman & Kammholz as to the material federal income tax consequences of the Pass Through Certificates

8.2   Tax opinion of Bingham Dana LLP as to certain Connecticut tax matters

12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to United Air Lines, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2000, and to Exhibit 12 to United Air Lines, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1999)

23.1  Consent of Vedder, Price, Kaufman & Kammholz (included in Exhibit 8.1)

23.2  Consent of Bingham Dana LLP

23.3  Consent of Aircraft Information Services, Inc., dated December 7, 2000

23.4  Consent of AVITAS, Inc., dated December 7, 2000

23.5  Consent of AvSOLUTIONS, Inc., dated December 8, 2000

23.6  Consent of BK Associates, Inc., dated December 7, 2000



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23.7  Consent of Morten Beyer & Agnew, dated December 7, 2000

25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (incorporated by reference to United Air Lines, Inc.'s Form 305B2 filed with the SEC on December 8,
      2000)

99.1  Schedule I(3)

(1) A similar form of equipment note has been entered into for each of the aircraft for the principal amounts and with the maturity dates shown on Schedule A-1 attached to Exhibit 4.14.

(2) A similar form of equipment note has been entered into for each of the aircraft for the principal amounts and with the maturity dates shown on Schedule A-2 attached to Exhibit 4.15. The forms of equipment note for Series 2000-2-B and Series 2000-2-C are substantially identical to the equipment note filed as Exhibit 4.15 except for the principal amounts and maturities, which are set forth on Schedules B and C to Exhibit 4.15.

(3) Documents substantially identical in all material respects to those filed as Exhibits 4.12 and 4.13 hereto, (which exhibits relate to a Boeing Model 747-422 bearing registration number N119UA) have been entered into with respect to each of 36 other aircraft. Pursuant to Instruction 2 to Item 601 of Regulation S-K,
Exhibit 99.1 hereto sets forth the terms whereby such substantially identical documents differ from those filed as Exhibit 4.12 and 4.13 hereto.